UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2004

Commission File Number 001-31921

Compass Minerals International, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	48-1135403 (I.R.S. Employer Identification Number)

8300 College Blvd.

Overland Park, KS   66210

(913) 344-9200

(Address of principal executive offices and telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.  Other Events.

Compass Minerals International, Inc. (“Compass”) is filing a certain exhibit under Item 9.01 hereof, which relates to Compass’ recent public offering of common stock.  This offering closed today.

A group of stockholders, including Apollo Management L.P., Mosaic Global Holdings Inc. (formerly IMC Global Inc.) and Compass employees sold 4,064,024 shares of common stock at $22.71 per share.  Compass will not receive any proceeds from the sale.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.	Description
1.01*	Underwriting Agreement, dated as of November 18, 2004, among Compass Minerals International, Inc., the selling stockholders named therein and Goldman, Sachs & Co.

* Filed herewith.

SIGNATURES

                Pursuant to the requirements of Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: November 23, 2004	/s/ Rodney L. Underdown
Rodney L. Underdown
Chief Financial Officer